                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                      TRUSTEE PURSUANT TO SECTION 305(b)(2)

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

              New York                                            13-5160382
(Jurisdiction of incorporation                                (I.R.S. Employer
 if not a U.S. national bank)                                Identification No.)

One Wall Street, New York, New York                                  10286
(Address of principal executive offices)                           (Zip code)

                                -----------------

                          SIERRA PACIFIC POWER COMPANY
               (Exact name of obligor as specified in its charter)

                 Nevada                                       88-0044418
    (State or other jurisdiction                           (I.R.S. Employer
   of incorporation or organization)                     Identification No.)


            6100 Neil Road
            P.O. Box 10100
              Reno, Nevada                                      89520
(Address of principal executive offices)                      (Zip code)

                                -----------------

         6 1/4% GENERAL AND REFUNDING MORTGAGE NOTES, SERIES H, DUE 2012
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.*

            Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the         2 Rector Street, New York, N.Y. 10006
   State of New York                     and Albany, N.Y. 12203
Federal Reserve Bank of New York       33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation  550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association    New York, N.Y. 10005

      (b)   Whether it is authorized to exercise corporate trust powers.

             Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

            None. (See Note on page 2.)

ITEM 16. LIST OF EXHIBITS.

            Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

            1.  - A copy of the Organization Certificate of The Bank of New
                  York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

            4.  - A copy of the existing By-laws of the Trustee. (Exhibit 4 to
                  Form T-1 filed with Registration Statement No. 33-31019.)

            6.  - The consent of the Trustee required by Section 321(b) of the
                  Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

            7.  - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

--------
      *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

                                       2
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                                      NOTE

            Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

            Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

            Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of August, 2004.

                                 THE BANK OF NEW YORK

                                 By:   /s/ Stacey B. Poindexter
                                       ----------------------------------
                                 Name:  Stacey B. Poindexter
                                 Title: Assistant Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                             Dollar Amounts
ASSETS                                                        In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .      $ 2,589,012
   Interest-bearing balances ..........................        8,872,373
Securities:
   Held-to-maturity securities ........................        1,382,393
   Available-for-sale securities ......................       21,582,893
Federal funds sold in domestic offices ................          792,900
Securities purchased under agreements to
   resell .............................................          932,155
Loans and lease financing receivables:
   Loans and leases held for sale .....................          555,415
   Loans and leases, net of unearned
     income ...........................................       36,884,850
   LESS: Allowance for loan and
     lease losses .....................................          628,457
   Loans and leases, net of unearned
     income and allowance .............................       36,256,393
Trading Assets ........................................        3,654,160
Premises and fixed assets (including capitalized
   leases) ............................................          929,969
Other real estate owned ...............................              319
Investments in unconsolidated subsidiaries and
   associated companies ...............................          247,156
Customers' liability to this bank on acceptances
   outstanding ........................................          215,581
Intangible assets
   Goodwill ...........................................        2,687,623
   Other intangible assets ............................          752,283
Other assets ..........................................        7,905,137
                                                             -----------
Total assets ..........................................      $89,355,762
                                                             ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)


LIABILITIES
Deposits:
   In domestic offices ................................      $33,940,195
   Noninterest-bearing ................................       13,973,047
   Interest-bearing ...................................       19,967,148
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ...........................       22,717,175
   Noninterest-bearing ................................          447,242
   Interest-bearing ...................................       22,269,933
Federal funds purchased in domestic
  offices .............................................          442,904
Securities sold under agreements to repurchase ........          671,802
Trading liabilities ...................................        2,452,604
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ..........................       10,779,148
Bank's liability on acceptances executed and
   outstanding ........................................          217,705
Subordinated notes and debentures .....................        2,309,000
Other liabilities .....................................        7,230,967
                                                             -----------
Total liabilities .....................................      $80,842,500
                                                             ===========
Minority interest in consolidated
   subsidiaries .......................................          141,523

EQUITY CAPITAL

Perpetual preferred stock and related
   surplus ............................................                0
Common stock ..........................................        1,135,284
Surplus ...............................................        2,080,657
Retained earnings .....................................        5,021,014
Accumulated other comprehensive income ................          134,784
Other equity capital components .......................                0
Total equity capital ..................................        8,371,739
                                                             -----------
Total liabilities minority interest and equity capital        89,355,762
                                                             ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)

            I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

            We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi                                                   Directors
Gerald L. Hassell
Alan R. Griffith